UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 __________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2019

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SENSATA TECHNOLOGIES HOLDING PLC
(Exact name of Registrant as specified in its charter)

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ENGLAND AND WALES	001-34652	98-1386780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Interface House, Interface Business Park
Bincknoll Lane
Royal Wootton Bassett
Swindon SN4 8SY
United Kingdom
(Address of Principal executive offices, including Zip Code)
+1 (508) 236 3800
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Ordinary Shares - nominal value €0.01 per share	ST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Annual General Meeting of Shareholders (the "General Meeting") of Sensata Technologies Holding plc (the “Company”) was held on May 28, 2019. A total of 151,568,697 ordinary shares, or 93.77% of the total shares entitled to vote, were represented at the General Meeting in person or by proxy. Set forth below are the matters the shareholders voted on and the final voting results. The proposals below are described in detail in the Proxy Statement for the General Meeting previously filed with the Securities and Exchange Commission.
1. Ordinary resolution to approve the election of Directors:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Paul B. Edgerley	111,724,785	26,063,168	10,571,108	3,209,636
Martha N. Sullivan	147,987,103	307,822	64,136	3,209,636
John P. Absmeier	148,097,922	195,133	66,006	3,209,636
James E. Heppelmann	146,998,169	1,294,999	65,893	3,209,636
Charles W. Peffer	147,453,109	839,946	66,006	3,209,636
Constance E. Skidmore	147,613,401	679,674	65,986	3,209,636
Andrew C. Teich	147,594,991	698,261	65,809	3,209,636
Thomas Wroe Jr.	146,999,698	1,294,208	65,155	3,209,636
Stephen M. Zide	121,871,150	18,045,797	8,442,114	3,209,636
Each of the nominees was elected for a term of one year.
2. Ordinary advisory resolution to approve executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
144,790,294	3,474,604	94,163	3,209,636
This resolution was approved.
3. Ordinary resolution to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm:

Votes For	Votes Against	Abstentions	Broker Non-Votes
150,939,112	570,944	58,641	—
This resolution was approved.
4. Ordinary advisory resolution to approve the Director Compensation Report:

Votes For	Votes Against	Abstentions	Broker Non-Votes
145,022,954	3,251,597	84,510	3,209,636
This resolution was approved.
5. Ordinary resolution to approve the Director Compensation Policy:

Votes For	Votes Against	Abstentions	Broker Non-Votes
145,817,155	2,470,669	71,237	3,209,636
This resolution was approved.
6. Ordinary resolution to approve the reappointment of Ernst & Young LLP as the Company's U.K. statutory auditor:

Votes For	Votes Against	Abstentions	Broker Non-Votes
150,940,338	569,738	58,621	—
This resolution was approved.

7. Ordinary resolution to authorize the Audit Committee, for and on behalf of the Board, to determine the Company's U.K. statutory auditor's remuneration:

Votes For	Votes Against	Abstentions	Broker Non-Votes
151,459,681	49,888	59,128	—
This resolution was approved.
8. Ordinary resolution to receive the Company's 2018 Annual Report and Accounts:

Votes For	Votes Against	Abstentions	Broker Non-Votes
151,193,065	8,174	367,458	—
This resolution was approved.
9. Special resolution to approve the form of share repurchase contracts and repurchase counterparties:

Votes For	Votes Against	Abstentions	Broker Non-Votes
147,525,095	3,628,604	414,998	—
This resolution was approved.
10. Ordinary resolution to authorize the Board of Directors to issue equity securities:

Votes For	Votes Against	Abstentions	Broker Non-Votes
151,287,186	221,454	60,057	—
This resolution was approved.
11. Special resolution to authorize the Board of Directors to issue equity securities without pre-emptive rights:

Votes For	Votes Against	Abstentions	Broker Non-Votes
101,773,941	49,732,723	62,033	—
This resolution was not approved.
12. Ordinary resolution to authorize the Board of Directors to issue shares under equity incentive plans:

Votes For	Votes Against	Abstentions	Broker Non-Votes
148,153,134	142,651	63,276	3,209,636
This resolution was approved.
13. Special resolution to authorize the Board of Directors to issue equity securities under our incentive plans without pre-emptive rights:

Votes For	Votes Against	Abstentions	Broker Non-Votes
148,147,550	145,498	66,013	3,209,636
This resolution was approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING PLC

/s/ Paul Vasington
Date: May 30, 2019	Name: Paul Vasington
Title: Executive Vice President and Chief Financial Officer